Securian Funds Trust

Supplement dated February 23, 2016 to the prospectus of the Securian Funds Trust dated May 1, 2015.

SFT Advantus Money Market Fund

Effective April 29, 2016, the SFT Advantus Money Market
Fund will change its
name to the SFT Advantus Government Money Market Fund and convert to a
"government" money market fund as defined by Securities and Exchange
Commission Rule 2a-7 (the "Rule") under the Investment
Company Act of 1940.
Pursuant to the Rule's requirements for government money market funds, the
Fund will invest at least 99.5% of its total assets in cash, government securities (as defined by the Rule), and/or repurchase agreements that are collateralized fully (i.e., collateralized by cash or government securities).
Prior to April 29, 2016 the Fund will continue to operate as a general money market fund and invest its assets in a variety of money market securities, including commercial paper, other domestic corporate obligations, and securities issued or guaranteed by the U.S. government or one of its agencies or instrumentalities.

SFT Advantus Managed Volatility Fund

Effective April 29, 2016, the SFT Advantus Managed
Volatility Fund will
change its name to the SFT Advantus Dynamic Managed
Volatility Fund and
replace the 40% Barclays U.S. Corporate Index component of its benchmark index with a 40% Barclays U.S. Aggregate Bond Index component.

SFT Pyramis(r) Core Equity Fund Class 1 and Class 2

Effective November 20, 2015, Pyramis Global Advisors, LLC changed its name to
FIAM LLC. FIAM LLC and its group of affiliates managed approximately $61.6 billion in assets worldwide as of December 31, 2015.
FIAM LLC is an
indirectly-held wholly-owned subsidiary of FMR LLC (along with its affiliates, "Fidelity Investments").
Please retain this supplement for future reference.